Exhibit 10.1

CONFIDENTIAL TREATMENT
REQUESTED

RESEARCH/DEVELOPMENT AND LICENSE AGREEMENT

          This Agreement, made and entered into on September 1, 2002 by and between xxxxxxxxxxxxx having its registered office at xxxxxxxxxxxxxxxxxxxx  (hereafter referred to as “xxxxx”), and APPLIED NANOTECH, Inc., formerly FEPET, Inc., having its registered office at 3006 Longhorn Blvd., Suite 107, Austin, TX 78758, USA (hereafter referred to as “ANI”), jointly referred to as Parties,

WITNESSETH:

WHEREAS, pursuant to AGREEMENT OF RESEARCH AND DEVELOPMENT dated January 1, 2001, xxxxxxx has entrusted ANI with the R& D program to develop PET;

WHEREAS, pursuant to EXTENSION OF AGREEMENT OF RESEARCH AND DEVELOPMENT dated xxxxxxxxxxxx, xxxxxx has continued to entrust ANI with R&D program to develop PET;

WHEREAS, in spite of the above extension, both Parties have not achieved a manufacturing PET and desire to terminate the trust of PET development. Both Parties, however, desire to start a new R&D program and decide the terms and conditions of license of Patent portfolio for xxxxxxx  manufacturing PET.

NOW, THEREFORE, in consideration of the mutual agreements contained herein, the parties hereto agree as follows:

1.          DEFINITIONS

           “Field” shall mean flat panel displays using ANI’s carbon film/nanotubes electron emission technology.

           “R&D program” shall mean the research and development of picture element tube (PET) in the field and the development of manufacturing engineering technology thereof.

           “PET” shall mean a 10mm pitch, 8x8 or 2.5mm pitch, 96x96 color pixels picture element tube.

           “Subsidiary company” shall mean the company, over 50% of whose voting stocks is owned by xxxxxx.

           “SIDT, Inc.” is the parent company of ANI, Inc.

           “Patent portfolio” shall mean all SIDT/ANI owned and assigned patents in the field (see appendix 1).

           “Life of patent portfolio” shall mean the date of expiration of the latest issued patent belonging in the patent portfolio.

           “Nanotechnology specific R&D program” shall mean research and development program in developing Palladium-based hydrogen sensors according to the milestones described in the appendix entitled “Nanotechnology Specific R&D Program” (Appendix 2).

           “Product part” shall not mean a product itself, but mean a part of a product.

CONFIDENTIAL TREATMENT
REQUESTED

2.	RESEARCH AND DEVELOPMENT
2.1	xxxxxx shall entrust ANI with the nanotechnology specific R&D program as set forth in Article 1 hereof and ANI shall pursue the entrusted nanotechnology specific R&D program.
2.2

In no case shall ANI perform a similar nanotechnology specific R&D program jointly with other xxxxxxxx companies for the period set forth in Article 3 hereof (except companies that already have a license to the specific nanotechnology from ANI before the date of execution of this agreement).

3.	Term
3.1	The term of the nanotechnology specific R&D program shall be 6 (six) months starting September 1, 2002.
4.	COMPENSATION
4.1	The compensation for the execution of the nanotechnology specific R&D program shall be US $900,000.00.
4.2	xxxxxx shall pay $500,000.00 within 15 days after the effective date of this Agreement and $400,000.00 within 15 days after receipt of the second report set forth in Article 5.
4.3	When making the payment set forth above, xxxxxx shall bear the tax to be paid to xxxxx Tax Office.
5.	RECORD AND REPORT
ANI shall record every progress and achievement of the nanotechnology specific R&D program and deliver to xxxxxx full and true reports of its record within a week after every two month commencing from the effective date of this Agreement.
6.	NON-EXCLUSIVE USE
xxxxxx and its subsidiary companies can use the technical information in the report submitted by ANI according to article 5 on a royalty-free non-exclusive basis.
7.	TRANSFER OF ACHIEVED TECHNOLOGIES
During the term of this nanotechnology specific R&D program in order to ensure the transfer of technical information achieved, ANI shall not only admit xxxxxx engineers into ANI facility, but also dispatch ANI engineers to xxxxxx when reasonably necessary.
8.	PATENT APPLICATION
8.1	During the term of this agreement ANI shall apply for patents on the inventions, ideas and designs made by ANI in pursuit of the nanotechnology specific R&D program (hereafter collectively referred to as “Inventions”) at its own expense in any country, which it considers necessary.

CONFIDENTIAL TREATMENT
REQUESTED

8.2	Within 3 (three) months after making a patent application as stated in the preceding paragraph, ANI shall report to xxxxxx in writing explaining the fact of application, the country applied and the content of application. Based on this report, xxxxxx will respond in 10 (ten) working days in writing to ANI if xxxxxx wants to co-own the future patent with ANI.
8.3	During the period of this agreement starting at a date of signing this agreement, all the inventions that will be filed as patents by ANI according to paragraph 8.1 and agreed by xxxxxx according to paragraph 8.2, will be co-owned by xxxxxx and ANI with respect to the subject of the nanotechnology specific R&D program. xxxxxx and ANI will share equally the cost of filing these patents and their prosecution.
9.	JOINT APPLICATION
With respect to inventions, which have been made jointly by xxxxxx’s and ANI’s engineers in pursuit of the nanotechnology specific R&D program, both parties shall jointly apply for a patent and equally bear the fee incurred for such patent application. In case either party decides not to apply for a patent on the jointly made inventions, then the other party may apply for a sole patent right at its own expense, and the other party will assign its ownership rights to the party seeking the patent.
10.	LICENSE OF PATENT PORTFOLIO IN THE FIELD
10.1	Once this agreement is executed and xxxxxx pays the first installment to ANI set forth in Article 4.2, xxxxxx and its subsidiary companies shall have immediately a non-exclusive irrevocable license to manufacture and sell worldwide (see below) to all the patent portfolio of ANI in the field (appendix 1). xxxxxx is obliged to pay for a royalty of 2% for the product parts manufactured by xxxxxx in the field using the patent portfolio.
10.2	In the case that xxxxxx starts manufacturing utilizing ANI’s licensed technology in the field, the semiannual payments of royalty to ANI will start after xxxxxx recoups all the payments to ANI for research and development programs executed during the period from January 1, 2001 until February 28, 2003.
10.3	ANI agrees to add to the patent portfolio all the patents issued and filed in the field until December 2005. ANI will update the patent portfolio until December 31, 2005 on a semiannual basis.
10.4	The license shall terminate at the life of patent portfolio.
11.	RECORDATION OF LICENSE
During the term of this agreement and for a period of five (5) years after termination, in the case that xxxxxx records the grant of license in xxxxx and other countries in official patent offices with respect to intellectual property (IP) bound and confined to this agreement, ANI shall cooperate with xxxxxx in recording and supply xxxxxx with documents in accordance with xxxxxx instructions.

CONFIDENTIAL TREATMENT
REQUESTED

12.	CONFIDENTIALITY
12.1	During the term of this agreement and for a period of five (5) years after termination, both xxxxxx and ANI agree not to disclose to third parties the confidential information of the other party.
12.2	During the term of this agreement and for a period of one (1) year after termination, ANI shall not disclose to third parties, without xxxxxx’s prior consent, the technical information and know-how acquired in pursuit of the nanotechnology R&D program according to this agreement.
12.3	Notwithstanding of 12.1 and 12.2, the obligation of receiving party shall not apply to information that on the effective date of this Agreement has been or thereafter is: (a) independently developed by the receiving party, (b) is or become generally know to the public without violation of this Agreement by the receiving party, (c) is rightfully obtained by the receiving parity from a third party without restriction, (d) was in the possession of or was known by the receiving party without an obligation to maintain as confidentiality prior to its receipt, or (e) is publicly available set forth in 12.4 and 12.5.
12.4	ANI is allowed to make the necessary reporting requested by Stock Exchange Commission (SEC) through SIDT, Inc. as a public company in the United, provided that ANI shall notify xxxxxx of the contents of reporting immediately.
12.5	ANI shall consult with xxxxxx prior to publishing the press release regarding this Agreement and technology hereof. xxxxxx has a right to modify the contents of the press release.
13.	NOTIFICATION
ANI shall notify xxxxxx of any material change including, but not limited to, the ownership, important restructuring, Patent portfolio, change in the name of company, the address of its registered office.
14.	ASSIGNMENT
Neither this Agreement nor any obligations hereunder may be assigned by either party without the prior written consent of the other party, which consent will not be unreasonably withheld. In the event of such assignment, the assignor shall remain in all respects responsible to the non-assigning party for performance of the assignor’s set forth in this Agreement.

15.	TERMINATION
15.1	The nanotechnology specific R&D program shall terminate after the final reports are submitted to xxxxxx as set forth in Article 3 and Article5.
15.2	This Agreement may be terminated by either party upon the occurrence of any event that the other party: (a) file a petition in bankruptcy, (b) becomes insolvent or bankrupt, (c) goes into liquidation or receivership, or (d) makes an arrangement for the benefit or creditors, provided that the rights and obligations of this Agreement shall survive and continue after the above events and shall bind the parties and legal representatives, successors, heirs and assigns.

CONFIDENTIAL TREATMENT
REQUESTED

16.	SURVIVAL
16.1	The following sections shall survive any termination or expiration of this Agreement: 6 (Non-exclusive use), 13 (Notification), 14 (Assignment), 15.2 (Termination), 16 (Survival) and 17 (Miscellaneous).
16.2	Article 10 (License of patent portfolio in the field) shall survive any termination or expiration of this Agreement.
16.3	Article 11 (Recordation) and 12.1 (Confidentiality) shall survive any termination or expiration of this Agreement for five (5) years.
16.4	12.2 (Confidentiality) shall survive any termination or expiration of this Agreement for one (1) years.
17.	MISCELLANEOUS
This Agreement (including attachments) constitutes the entire agreement between the Parties hereto as to the subject hereof, and expressly supercedes all prior to contemporaneous agreements, written or oral. No addition to or modification of this Agreement shall effective unless in writing signed by an authorized representative of each of the Parties hereto. The failure of either party to enforce at any time or for any period the provisions hereof shall not be construed to be a waiver of such provisions or of the rights of such party thereafter to enforce each and every provision. Any provision of this Agreement which shall prove to be invalid, void, or illegal shall in no way affect, impair or invalidate any other provision hereof, and such remaining provisions shall remain in full force and effect. Each party shall ensure compliance with laws and regulations in each country and shall be responsible for law procedures by each government.

IN WITNESS WHEREOF, xxxxxx and ANI have caused this Agreement to be executed by their duly authorized representatives as of the date first above written.

xxxxxx Corporation	ANI, Inc.
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxx	xxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
By: xxxxxxxxxxxxxxxxxxxxxxxxxxx	By: Dr. Zvi Yaniv
Title: xxxxxxxxxxxxxxxxxxxx	Title: President and CEO
Date: xxxxxxxxxxxx, 2002	Date: September 6, 2002